SEC File Nos. 2-10811
                                                                   811-116

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-1A
                          Registration Statement
                                  Under
                        the Securities Act of 1933
                      Post-Effective Amendment No. 100
                                   and
                          Registration Statement
                                  Under
                     The Investment Company Act of 1940
                           Amendment No. 24

                      THE INVESTMENT COMPANY OF AMERICA
               (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                       Los Angeles, California 90071
                   (Address of principal executive offices)
              Registrant's telephone number, including area code:
                              (213) 486-9200

                             Vincent P. Corti
                  Capital Research and Management Company
                           333 South Hope Street
                       Los Angeles, California 90071
                    (name and address of agent for service)


                                 Copies to:
                            JOHN B. POWER, ESQ.
                           O'Melveny & Myers LLP
                           400 South Hope Street
                      Los Angeles, California  90071
                        (Counsel for the Registrant)

         The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933. The Registrant intends to file its 24f-2 notice for fiscal 1996 on or about
                           February 18, 1997.

                   Approximate date of proposed public offering:
    It is proposed that this filing become effective on March 1, 1997, pursuant to paragraph (a) of rule 485.


                      THE INVESTMENT COMPANY OF AMERICA
                              CROSS REFERENCE SHEET

ITEM NUMBER OF                                  CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A

1.    Cover Page                                Cover Page

2.    Synopsis                                  Summary of Expenses

3.    Condensed Financial Information           Financial  Highlights; Investment Results

4.    General Description of Registrant         Investment Policies and Risks; Securities and
                                                Investment Techniques; Fund Organization and Management

5.    Management of the Fund                     Financial Highlights; Securities and Investment Techniques;
                                                 Multiple Portfolio Counselor System; Fund Organization and Management

6.    Capital Stock and Other Securities         Investment Policies and Risks; Securities and Investment
                                                 Techniques; Dividends, Distributions and Taxes; Fund Organization and Management

7.    Purchase of Securities Being Offered       Purchasing Shares

8.    Redemption or Repurchase                   Selling Shares

9.    Legal Proceedings                          N/A



ITEM NUMBER OF                                   CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                            ADDITIONAL INFORMATION (PART "B")

10.   Cover Page                                 Cover

11.   Table of Contents                          Table of Contents

12.   General Information and History            Fund Organization and Management (Part "A")

13    Investment Objectives and Policies         Description of Certain Securities;
                                                 Investment Restrictions.

14.   Management of the Registrant               Fund Directors and Officers; Management

15.   Control Persons and Principal Holders      Fund Directors and Officers
      of Securities
16.   Investment Advisory and Other Services     Management

17.   Brokerage Allocation and Other Practices   Execution of Portfolio Transactions

18.   Capital Stock and Other Securities         None

19.   Purchase, Redemption and Pricing of        Purchase of Shares; Shareholder Account
      Securities Being Offered                   Services and Privileges; Redeeming Shares

20.   Tax Status                                 Dividends, Distributions and Federal Taxes

21.   Underwriter                                Management -- Principal Underwriter

22.   Calculation of Performance Data            Investment Results

23.   Financial Statements                        Financial Statements



ITEM IN PART "C"

24.   Financial Statements and Exhibits

25.   Persons Controlled by or under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page


                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                      The Investment Company of America(R)

                                   Prospectus



                                 MARCH 1, 1997

THE INVESTMENT COMPANY OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                         3
 ..................................
Financial Highlights             4
 ..................................
Investment Policies and Risks    5
 ..................................
Securities and Investment
  Techniques                     5
 ..................................
Multiple Portfolio Counselor
  System                         6
 ..................................
Investment Results               8
 ..................................
Dividends, Distributions and
  Taxes                          9
 ..................................
Fund Organization and
  Management                    10
 ..................................
Shareholder Services            13

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The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


04-010-0397

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EXPENSES

The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                     5.75%

 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

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Management fees                                                         0.26%
 ................................................................................
12b-1 expenses                                                          0.21%/1/
 ................................................................................
Other expenses                                                          0.12%
 ................................................................................
Total fund operating expenses                                           0.59%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
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One year                                                                $ 63
 ................................................................................
Three years                                                             $ 75
 ................................................................................
Five years                                                              $ 89
 ................................................................................
Ten years                                                               $127

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    3
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FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse llp, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                     YEAR ENDED DECEMBER 31
                                                     ----------------------
                              1996     1995     1994     1993     1992     1991    1990    1989    1988    1987
----------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of year          xxxxxx   $17.67   $18.72   $17.89   $17.48   $14.52  $15.24  $12.94  $12.61  $13.19
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 INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
 income                        xxx      .52      .51      .54      .49      .51     .57     .61     .51     .46
 ................................................................................................................
 Net realized and
 unrealized gain (loss)
 on investments               xxxx     4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23
 ................................................................................................................
 Total from investment
 operations                   xxxx     5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69
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 LESS DISTRIBUTIONS:
 Dividends from net
 investment
 income                       xxxxx    (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)
 ................................................................................................................
 Distributions from net
 realized gains              xxxxxx    (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)
 ................................................................................................................
 Total distributions         xxxxxx   (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)
 ................................................................................................................
 Net asset value,
 end of year                xxxxxx   $21.61   $17.67   $18.72   $17.89   $17.48  $14.52  $15.24  $12.94  $12.61
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 Total return/1/            xxxxxx   30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%
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RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end
 of year (in millions)     xxxxxxx  $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889
 ...............................................................................................................
 Ratio of expenses to
 average net assets           xxxx     .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%
 ...............................................................................................................
 Ratio of net income to
 average net assets          xxxxx    2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%
 ...............................................................................................................
 Average
 commissions paid per
 share/2/                    xxxxx    6.16c    5.11c    6.20c    7.43c    6.99c   5.88c   8.04c   8.24c   6.68c
 ...............................................................................................................
 Portfolio turnover
 rate
 --common stocks            xxxxxx   20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%
 --investment securities    xxxxxx   20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%
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/1/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower that U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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4    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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INVESTMENT POLICIES AND RISKS

The fund's investment objectives are long-term growth of capital and income.

The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. The fund ordinarily invests principally in common stocks. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company), cash or cash equivalents, U.S. Government securities, private placement securities or nonconvertible preferred stocks. Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    5
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DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio.
The primary individual portfolio counselors for the fund are listed on the following page.

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6    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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                                                         YEARS OF EXPERIENCE
                                                                 AS
                                                             INVESTMENT
                                                            PROFESSIONAL
                                                            (APPROXIMATE)
                                                         ......................

                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO
                                          COUNSELOR
                                        (AND RESEARCH
                                       PROFESSIONAL IF  WITH CAPITAL
                                       APPLICABLE) FOR  RESEARCH AND
                                        THE INVESTMENT   MANAGEMENT
PORTFOLIO COUNSELORS                      COMPANY OF     COMPANY OR
 FOR THE INVESTMENT                        AMERICA          ITS       TOTAL
 COMPANY OF AMERICA   PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
JON B.                Chairman of the  39 years (plus    45 years    45 years
LOVELACE, JR.         Board of the     5 years as a
                      Fund. Vice       research
                      Chairman of the  professional
                      Board of         prior to
                      Directors,       becoming a
                      Capital          portfolio
                      Research and     counselor for
                      Management       the fund)
                      Company
-------------------------------------------------------------------------------
WILLIAM C.            President and    35 years          38 years    44 years
NEWTON                Director of the
                      Fund. Senior
                      Partner, The
                      Capital Group
                      Partners L.P.*
-------------------------------------------------------------------------------
WILLIAM R.            Senior Vice      25 years          27 years    34 years
GRIMSLEY              President of
                      the Fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
R. MICHAEL            Senior Vice      6 years (plus     32 years    32 years
SHANAHAN              President of     13 years as an
                      the Fund.        investment
                      Chairman of the  professional
                      Board and        prior to
                      Principal        becoming a
                      Executive        portfolio
                      Officer,         counselor for
                      Capital          the fund)
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
GREGG E.              Vice President   5 years (plus     24 years    24 years
IRELAND               of the Fund.     10 years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
JAMES B.              Vice President   5 years (plus 4   15 years    15 years
LOVELACE              of the Fund.     years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
DONALD D.             Vice President   5 years (plus 4   12 years    12 years
O'NEAL                of the Fund.     years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
DINA N.               Vice President,  3 years (plus 2   5 years     30 years
PERRY                 Capital          years as a
                      Research and     research
                      Management       professional
                      Company          prior to
                                       becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
JAMES F.              President and    3 years (plus 9   27 years    27 years
ROTHENBERG            Director,        years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------

*Company affiliated with Capital Research and Management Company.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    7
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INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL                    THE FUND          THE FUND AT
TOTAL                      AT NET             MAXIMUM
RETURNS:                ASSET VALUE/1/   SALES CHARGE/1/,/2/    S&P 500/3/
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One year                  19.35%              12.48%              22.90%
 ................................................................................
Five years                13.27%              11.93%              15.18%
 ................................................................................
Ten years                 13.90%              13.23%              15.26%
 ................................................................................
Lifetime/4/               13.30%              13.19%              11.79%

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Yield/1/,/2/: 1.90%
Distribution Rate/2/: 1.87%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The fund began investment operations January 1, 1934.

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8    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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                                [PASTE UP GRAPH]

Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends four times a year (in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    9
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1933. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

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10   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   11
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS



                [MAP OF UNITED STATES OF AMERICA APPEARS HERE]





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12   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   13
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X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------
To establish an account                                   $250
 For a retirement plan account                            $250
 For a retirement plan account through payroll deduction  $ 25
To add to an account                                      $ 50
 For a retirement plan account                            $ 25

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14   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                         SALES CHARGE AS A
                                           PERCENTAGE OF
                                       .....................         DEALER
                                                      NET         CONCESSION AS
                                       OFFERING      AMOUNT       % OF OFFERING
INVESTMENT                              PRICE       INVESTED          PRICE
--------------------------------------------------------------------------------
Less than $50,000                        5.75%       6.10%           5.00%
 ................................................................................
$50,000 but less than $100,000           4.50%       4.71%           3.75%
 ................................................................................
$100,000 but less than $250,000          3.50%       3.63%           2.75%
 ................................................................................
$250,000 but less than $500,000          2.50%       2.56%           2.00%
 ................................................................................
$500,000 but less than $1 million        2.00%       2.04%           1.60%
 ................................................................................
$1 million or more and certain
other investments described below        see below   see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   15
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ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

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16   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

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18   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   23
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  FOR SHAREHOLDER                 FOR DEALER                                 FOR 24-HOUR
  SERVICES                        SERVICES                                   INFORMATION
  American Funds                  American Funds                             American
  Service Company                 Distributors                               FundsLine(R)
  800/421-0180 ext. 1             800/421-9900 ext. 11                       800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)

 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the              A current SAI has been filed
 independent accountants'        with the Securities and
 report.                         Exchange Commission and is
                                 incorporated by reference
 CODE OF ETHICS                  (is legally part of the
                                 prospectus).
 Includes a description of
 the fund's personal
 investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                              [LOGO OF
                                               RECYCLE
                                               PAPER]

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24   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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                       THE INVESTMENT COMPANY OF AMERICA

                                     PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 1997

   This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the fund or ICA) dated March 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE INVESTMENT COMPANY OF AMERICA
                             ATTENTION:  SECRETARY
                             333 SOUTH HOPE STREET
                             LOS ANGELES, CA  90071
                                  (213) 486-9200

   Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.



TABLE OF CONTENTS

ITEM                                                              PAGE NO.

DESCRIPTION OF CERTAIN SECURITIES                                 2
INVESTMENT RESTRICTIONS                                           4
FUND DIRECTORS AND OFFICERS                                       6
ADVISORY BOARD                                                    11
MANAGEMENT                                                        13
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        16
PURCHASE OF SHARES                                                18
REDEEMING SHARES                                                  25
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       26
EXECUTION OF PORTFOLIO TRANSACTIONS                               28
GENERAL INFORMATION                                               29
INVESTMENT RESULTS                                                30
FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

   The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

   BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company (the Investment Adviser). The top three rating categories for Standard & Poor's and Moody's are described below:

 STANDARD & POOR'S CORPORATION:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

   CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity, (3) savings association and savings bank obligations (e.g., certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

   CURRENCY TRANSACTIONS

Although the fund has no current intention to do so, it has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

   Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

   U.S. PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors.
Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund has no current intention of investing in private placements sold pursuant to Rule 144A, and, in any case, the fund will not invest more than 10% of its total assets in illiquid securities.

                            INVESTMENT RESTRICTIONS

   The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. A majority vote is defined in the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities.

These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:

Which involves promotion or business management by the fund;

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

In any security which has not been placed on the fund's Eligible List. (See the prospectus).

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

   The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:

Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

Pledge, encumber or assign all or any part of its property and assets as security for a debt.

Invest in the securities of other investment companies.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors without shareholder approval, provide that the fund may not:

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

Invest in puts, calls, straddles, spreads or any combination thereof.

Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                          FUND DIRECTORS AND OFFICERS
                       Directors and Director Compensation

NAME, ADDRESS       POSITION        PRINCIPAL              AGGREGATE             TOTAL COMPENSATION      TOTAL
AND AGE             WITH            OCCUPATION(S)          COMPENSATION          (INCLUDING              NUMBER
                    REGISTRANT      DURING                 (INCLUDING            VOLUNTARILY             OF
                                    PAST 5 YEARS           VOLUNTARILY           DEFERRED                FUND
                                    (POSITIONS WITHIN      DEFERRED              COMPENSATION/1/)        BOARDS
                                    THE ORGANIZATIONS      COMPENSATION/1/)      FROM ALL FUNDS          ON
                                    LISTED MAY             FROM THE FUND         MANAGED                 WHICH
                                    HAVE CHANGED           DURING FISCAL         BY CAPITAL              DIRECTOR
                                    DURING THIS            YEAR ENDED            RESEARCH AND            SERVES/3/
                                    PERIOD)                12/31/96              MANAGEMENT
                                                                                 COMPANY/2/

Charles H.          Director        Private investor       $60,400               $115,400                4
Black                               and consultant;
525 Alma Real                       former Executive
Drive                               Vice President
Pacific                             and Director,
Palisades, CA                       KaiserSteel
90272                               Corporation
Age:  70

Ann S. Bowers       Director        Senior Trustee,        $55,800               $55,800                 1
The Noyce                           The Noyce
Foundatioin                         Foundation; Human
450 Sheridan                        resources
Avenue                              consultant,
Palo Alto, CA                       Enterprise 2000
94306
Age:  59

Malcolm R.          Director        Chairman               $48,600/4/            $48,600                 1
Currie                              Emeritus, Hughes
28780 Wagon                         Aircraft Company
Road
Agoura, CA
91301
Age:  69

+Jon B.             Chairman of     Vice Chairman of       None/5/               None/5/                 4
Lovelace, Jr.       the Board       the Board,
333 South Hope                      Capital Research
Street                              and Management
Los Angeles, CA                     Company
90071
Age:  70

John G.             Director        The IBJ Professor      $62,200/4/            $153,800                7
McDonald                            of Finance,
Graduate School                     Graduate School
of Business                         of Business,
Stanford                            Stanford
University                          University
Stanford, CA
94305
Age:  59

Bailey Morris-Eck    Director       Senior Advisor,        $49,800               $49,800                 1
ARA/SCO Room                        Inter-American
3250                                Affairs, Clinton
U.S. Department                     Administration;
of State                            Senior Feloow,
Washington,                         Institute for
D.C.  20520                         International
Age:  52                            Economics;
                                    Consultant, THE
                                    INDEPENDENT OF
                                    LONDON

Richard G.          Director        Chairman,              $29,200/4/ /6/        $72,500                 13
Newman                              President and
3250 Wilshire                       CEO, AECOM
Blvd.                               Technology
Los Angeles, CA                     Corporation
90010                               (architectural
Age:  62                            engineering)

 +William C.        President       Senior Partner,        None/5/               None/5/                 1
Newton              and             The Capital Group
333 South Hope      Director        Partners, L.P.
Street
Los Angeles, CA
90071
Age:  66

+James W.           Executive       Senior Partner,        None/5/               None/5/                 8
Ratzlaff            Vice            The Capital Group
P.O. Box 7650       President       Partners L.P.;
San Francisco,      and
CA  94120           Director
Age:  60

Olin C. Robison     Director        President of the       $52,200               $77,500                 2
The Marble                          Salzburg Seminar;
Works                               President
2 Maple Street                      Emeritus,
Middlebury, VT                      Middlebury
05753                               College
Age:  60

William J.          Director        Chairman and           $None/7/              $None                   1
Spencer                             Chief Executive
2706 Montopolis                     Officer, SEMATECH
Drive                               (research and
Austin, TX                          development
78741                               consortium)
Age:  66



+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

   /4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Malcolm R. Currie ($46,484), John G. McDonald ($188,120) and Richard
G. Newman ($31,127). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ Jon B. Lovelace, Jr., William C. Newton, and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

   /6/ Richard G. Newman was elected to the Board on April 23, 1996 and, therefore, did not receive a full year of compensation.

   /7/ William J. Spencer was elected to the Board on January 15, 1997 and, therefore, received no compensation from the fund during the fiscal year ended December 31, 1996.

                                  OFFICERS/#/

 JON B. LOVELACE, JR., Chairman of the Board (see above).
 WILLIAM C. NEWTON, President (see above).

 JAMES W. RATZLAFF, Executive Vice President (see above).
* WILLIAM R. GRIMSLEY, Senior Vice President.
 Senior Vice President and Director, Capital Research and Management Company.

** R. MICHAEL SHANAHAN, Senior Vice President.
Chairman of the Board and Principal Executive Officer, Capital Research and Management Company.

 GREGG E. IRELAND, Vice President.  3000 K Street, N.W., Washington, D.C.
20007.
 Vice President, Capital Research and Management Company.

** ANNE M. LLEWELLYN, Vice President.
 Associate, Capital Research and Management Company.

** JAMES B. LOVELACE, Vice President.
 Vice President, Capital Research and Management Company.

* DONALD D. O'NEAL, Vice President.
 Vice President, Capital Research and Management Company.

** PATRICIA L. VAUGHN, Vice President.
 Vice President and Director, Capital Research Company.

** VINCENT P. CORTI, Secretary.
Vice President - Fund Business Management Group, Capital Research and Management Company.

*** STEVEN N. KEARSLEY, Treasurer.
 Vice President and Treasurer, Capital Research and Management Company.

** JULIE F. WILLIAMS, Assistant Secretary.
Vice President - Fund Business Management Group, Capital Research and Management Company.

*** R. MARCIA GOULD, Assistant Treasurer.
Vice President - Fund Business Management Group, Capital Research and Management Company.

   *** MARY C. HALL, Assistant Treasurer.
Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

# Positions within the organizations may have changed during this period.

* Address is P.O. Box 7650, San Francisco, CA  94120.

**  Address is 333 South Hope Street, Los Angeles, CA  90071.

*** Address is 135 South State College Boulevard, Brea, CA  92821.

   All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $36,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual fee determined at the end of the year by the Board of Directors. For the fiscal year ended December 31, 1996, each member of the Proxy Committee received a fee of $6,400. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of January 31, 1997 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                 ADVISORY BOARD

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:


                             ADVISORY BOARD MEMBERS
                        Advisory Board Member Compensation

NAME, ADDRESS      POSITION        PRINCIPAL               AGGREGATE              TOTAL                 TOTAL
AND AGE            WITH            OCCUPATION(S)           COMPENSATION           COMPENSATION          NUMBER
                   REGISTRANT      DURING PAST 5           (INCLUDING             (INCLUDING            OF FUND
                                   YEARS (POSITIONS        VOLUNTARILY            VOLUNTARILY           BOARDS ON
                                   WITHIN THE              DEFERRED               DEFERRED              WHICH
                                   ORGANIZATIONS           COMPENSATION/1/)       COMPENSATION/1/)      ADVISORY
                                   LISTED MAY              FROM THE FUND          FROM ALL FUNDS        BOARD
                                   HAVE CHANGED            DURING FISCAL          MANAGED               MEMBER
                                   DURING THIS             YEAR ENDED             BY CAPITAL            SERVES/3/
                                   PERIOD)                 12/31/96               RESEARCH AND
                                                                                  MANAGEMENT
                                                                                  COMPANY/2/

John F.            Advisory        Supervisory             $22,450                $22,450               1
Bookout            Board           Director, Royal
601 Jefferson      Member and      Dutch Petroleum
Street             former          Company; former
Houston, TX        Director        President and
77002                              Chief Executive
Age:  74                           Officer, Shell Oil
                                   Company

Thomas M.          Advisory        Partner, Faegre &       $7,500                 $7,500                1
Crosby, Jr.        Board           Benson (law firm)
2200 Norwest       Member
Center
90 South
Seventh Street
Minneapolis,
MN  55402
Age:  58

Malcolm Fraser     Advisory        Former Prime            $6,500                 $6,500                1
ANZ Tower          Board           Minister of
55 Collins         Member          Australia
Street
Melbourne,
Victoria 3000
Australia
Age:  66

Allan E.           Advisory        Former Canadian         $7,500                 $7,500                1
Gotlieb            Board           Ambassador to the
P.O. Box 85        Member          United States
Toronto,
Ontario M5L
1B9
Canada
Age:  69

William H.         Advisory        President,              $6,500/3/              $72,350               5
Kling              Board           Minnesota Public
45 East            Member          Radio; President,
Seventh Street                     Greenspring Co.;
St. Paul, MN                       former President,
55101                              American Public
Age:  54                           Radio (now Public
                                   Radio
                                   International)

Robert J.          Advisory        Chichele Professor      $7,500                 $35,200               3
O'Neill            Board           of the History of
St. Mary's         Member          War and Fellow of
Close                              All Souls College
27 Church
Green
Witney, OXON
OX8  6AZ
United Kingdom
Age:  60

Norman R.          Advisory        Managing Director,      $7,500                 $36,150               3
Weldon             Board           Partisan
15600 N.W.         Member          Management Group;
67th Avenue                        Chairman of the
Miami Lakes,                       Board, Novoste
FL  33014                          Corporation
Age:  62




/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Advisory Board members is as follows: William H. Kling ($28,195). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

                                   MANAGEMENT

   INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue until April 30, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or
(ii) 25% of the gross investment income of the fund. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the years ended December 31, 1996, 1995, and 1994, Investment Adviser's total fees amounted to $72,350,000, $58,981,000 and $50,698,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1996 amounted to $16,461,000 after allowance of $88,318,000 to dealers. During the years ended December 31, 1995 and 1994 the Principal Underwriter retained $14,773,000 and $13,495,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the investment adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

   Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1996, the fund paid or accrued $59,604,000 under the Plan as compensation to dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

   The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

   To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which, must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

   Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital.

   Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable as of December 31, provided that the fund pays the dividend after December 31 but during January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the company or disposition of company shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


                                PURCHASE OF SHARES

METHOD                  INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                        See "Investment             $50 minimum (except where a lower
                        Minimums and Fund           minimum is noted under "Investment
                        Numbers" for initial        Minimums and Fund Numbers").
                        investment minimums.

By contacting           Visit any investment        Mail directly to your investment dealer's
your investment         dealer who is               address printed on your account statement.
dealer                  registered in the state
                        where the purchase is
                        made and who has a
                        sales agreement with
                        American Funds
                        Distributors.

By mail                 Make your check payable     Fill out the account additions form at the
                        to the fund and mail to     bottom of a recent account statement, make your
                        the address indicated       check payable to the fund, write your account
                        on the account              number on your check, and mail the check and
                        application.  Please        form in the envelope provided with your account
                        indicate an investment      statement.
                        dealer on the account
                        application.

By telephone            Please contact your         Complete the "Investments by Phone"
                        investment dealer to        section on the account application or
                        open account, then          American FundsLink Authorization Form.
                        follow the procedures       Once you establish the privilege, you, your
                        for additional              financial advisor or any person with your
                        investments.                account information can call American
                                                    FundsLine(r) and make investments by telephone
                                                    (subject to conditions noted in "Shareholder
                                                    Account Services and Privileges - Telephone
                                                    Redemptions and Exchanges" below).

By wire                 Call 800/421-0180 to        Your bank should wire your additional
                        obtain your account         investments in the same manner as
                        number(s), if               described under "Initial Investment."
                        necessary.  Please
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA 94106
                        (ABA #121000248)
                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.






   INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):


FUND                                                MINIMUM          FUND
                                                    INITIAL          NUMBER
                                                    INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                       $1,000           02

American Balanced Fund(r)                           500              11

American Mutual Fund(r)                             250              03

Capital Income Builder(r)                           1,000            12

Capital World Growth and Income Fund(sm)            1,000            33

EuroPacific Growth Fund(r)                          250              16

Fundamental Investors(sm)                           250              10

The Growth Fund of America(r)                       1,000            05

The Income Fund of America(r)                       1,000            06

The Investment Company of America(r)                250              04

The New Economy Fund(r)                             1,000            14

New Perspective Fund(r)                             250              07

SMALLCAP World Fund(r)                              1,000            35

Washington Mutual Investors Fund(sm)                250              01

BOND FUNDS

American High-Income Municipal Bond                 1,000            40
Fund(r)

American High-Income Trust(sm)                      1,000            21

The Bond Fund of America(sm)                        1,000            08

Capital World Bond Fund(r)                          1,000            31

Intermediate Bond Fund of America(sm)               1,000            23

Limited Term Tax-Exempt Bond Fund of                1,000            43
America(sm)

The Tax-Exempt Bond Fund of America(r)              1,000            19

The Tax-Exempt Fund of California(r)*               1,000            20

The Tax-Exempt Fund of Maryland(r)*                 1,000            24

The Tax-Exempt Fund of Virginia(r)*                 1,000            25

U.S. Government Securities Fund(sm)                 1,000            22

MONEY MARKET FUNDS

The Cash Management Trust of America(r)             2,500            09

The Tax-Exempt Money Fund of America(sm)            2,500            39

The U.S. Treasury Money Fund of                     2,500            49
America(sm)

___________
*Available only in certain states.




   For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

   DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


AMOUNT OF PURCHASE                              SALES CHARGE AS                 DEALER
AT THE OFFERING PRICE                           PERCENTAGE OF THE:              CONCESSION
                                                                                AS PERCENTAGE
                                                                                OF THE
                                                                                OFFERING
                                                                                PRICE

                                                NET AMOUNT      OFFERING
                                                INVESTED        PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                               6.10%           5.75%
                                                                                5.00%

$50,000 but less than $100,000                  4.71            4.50
                                                                                3.75

BOND FUNDS

Less than $25,000                               4.99            4.75
                                                                                4.00

$25,000 but less than $50,000                   4.71            4.50
                                                                                3.75

$50,000 but less than $100,000                  4.17            4.00
                                                                                3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                 3.63            3.50
                                                                                2.75

$250,000 but less than $500,000                 2.56            2.50
                                                                                2.00

$500,000 but less than $1,000,000               2.04            2.00
                                                                                1.60

$1,000,000 or more                              none            none            (see below)




   Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

   American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

   Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

   Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the- counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained from a bond pricing service provided by a major dealer in bonds when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Advisor, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

    Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.


                                 REDEEMING SHARES

By writing to American Funds            Send a letter of instruction specifying the name of
Service Company (at the                 the fund, the number of shares or dollar amount to be
appropriate address indicated           sold, your name and account number.  You should also
under "Fund Organization and            enclose any share certificates you wish to redeem.
Management - Principal                  For redemptions over $50,000 and for certain
Underwriter and Transfer Agent"         redemptions of $50,000 or less (see below), your
in the prospectus)                      signature must be guaranteed by a bank, savings
                                        association, credit union, or member firm of a
                                        domestic stock exchange or the National Association
                                        of Securities Dealers, Inc. that is an eligible
                                        guarantor institution.  You should verify with the
                                        institution that it is an eligible guarantor prior to
                                        signing.  Additional documentation may be required
                                        for redemption of shares held in corporate,
                                        partnership or fiduciary accounts.  Notarization by a
                                        Notary Public is not an acceptable signature
                                        guarantee.

By contacting your investment           If you redeem shares through your investment dealer,
dealer                                  you may be charged for this service.  SHARES HELD FOR
                                        YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                        REDEEMED THROUGH THE DEALER.

You may have a redemption               You may use this option, provided the account is
check sent to you by using              registered in the name of an individual(s), a
American FundsLine(r) or by             UGMA/UTMA custodian, or a non-retirement plan trust.
telephoning, faxing, or                 These redemptions may not exceed $10,000 per day, per
telegraphing American Funds             fund account and the check must be made payable to
Service Company (subject to the         the shareholder(s) of record and be sent to the
conditions noted in this section        address of record provided the address has been used
and in "Telephone Purchases,            with the account for at least 10 days.  See "Fund
Sales and Exchanges" in the             Organization and Management - Principal Underwriter
prospectus)                             and Transfer Agent" in the prospectus and "Exchange
                                        Privilege" below for the appropriate telephone or fax
                                        number.

In the case of the money                Upon request (use the account application for the
market funds, you may have              money market funds) you may establish telephone
redemptions wired to your               redemption privileges (which will enable you to have
bank by telephoning American            a redemption sent to your bank account) and/or check
Funds Service Company ($1,000 or        writing privileges.  If you request check writing
more) or by writing a check             privileges, you will be provided with checks that you
($250 or more)                          may use to draw against your account.  These checks
                                        may be made payable to anyone you designate and must
                                        be signed by the authorized number of registered
                                        shareholders exactly as indicated on your checking
                                        account signature card.




   A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

   CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTIONS - The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

   AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestment of dividends and capital gain distributions will be at net asset value (without sales charge).

   EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

   You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

   AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

   Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the above policy, when two or more borkers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by the Investment Adviser.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows:

  (to be provided by amendment)

   Brokerage commissions paid on portfolio transactions, excluding dealer concessions on underwritings, for the years ended December 31, 1996, 1995, and 1994 amounted to $11,978,000, $11,505,000 and $8,244,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian, pursuant to sub-custodial arrangements, in non-U.S. banks or non-U.S. branches of U.S. banks.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $21,426,000 for the fiscal year ended December 31, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent accountants, Price Waterhouse LLP.

   PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   THE WARRANTS OF THE FUND - On December 31, 1996, there were outstanding 38,208 option warrants, unlimited in time, to purchase shares of the fund. As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. By reason of adjustments for stock dividends and stock splits, each outstanding warrant now represents an option to purchase approximately 21.940 shares at approximately $5.242 per share, and, if all warrants were exercised, approximately 838,283 shares would be issued. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares. No warrants are currently owned by officers or directors of the fund.

The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:



DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1996



Net asset value and redemption price per share . . . . . . . . . . . . . . .    $24.23
(Net assets divided by shares outstanding)

Maximum offering price per share . . . . . . . . . . . . . . . . . . . . . .    $25.71
(100/94.25 of net asset value per share, which
takes into account the fund's current maximum
sales charge)



                               INVESTMENT RESULTS

   The fund's yield is 1.90% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

   The fund's total return over the past year and average annual total returns for the five- and ten-year periods ending on December 31, 1996 were 12.48%, 11.93% and 13.23%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time compare its investment results with the following:

 (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

   EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the company has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.


 The investment results set forth below were calculated as described in the fund's prospectus.


                         ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1987 - 1996       +246%         +366%          +314%                +   67%

1986 - 1995       +253          +360           +299                 +   71

1985 - 1994       + 261         + 349          + 282                +   77

1984 - 1993       + 284         + 333          + 301                +   88

1983 - 1992       + 314         + 367          + 346                +   99

1982 - 1991       + 417         + 452          + 404                + 112

1981 - 1990       + 312         + 328          + 267                + 122

1980 - 1989       + 396         + 426          + 402                + 126

1979 - 1988       + 357         + 340          + 352                + 125

1978 - 1987       + 362         + 289          + 313                + 125

1977 - 1986       + 327         + 221          + 264                + 125

1976 - 1985       + 355         + 211          + 281                + 123

1975 - 1984       + 362         + 237          + 297                + 119

1974 - 1983       + 255         + 154          + 175                + 113

1973 - 1982       + 146         +   75         +   91               + 106

1972 - 1981       + 113         +   63         +   87               +   95

1971 - 1980       + 147         +   86         + 125                +   85

1970 - 1979       + 109         +   66         +   77               +   79

1969 - 1978       +   57        +   32         +   36               +   75

1968 - 1977       +   60        +   39         +   42               +   72

1967 - 1976       + 111         +   90         +   90               +   69

1966 - 1975       +   65        +   30         +   38               +   67

1965 - 1974       +  55         +     3        +   13               +   63

1964 - 1973       + 119         +   60         +   79               +   60

1963 - 1972       + 223         + 123          + 158                +   57

1962 - 1971       + 142         +   74         +   98               +   55

1961 - 1970       + 155         +   94         + 119                +   52

1960 - 1969       + 160         +   67         + 112                +   50




/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........


An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10 years              20 years             30 years              40 years
(1/1/87 - 12/31/96)   (1/1/77 - 12/31/96)  (1/1/67 - 12/31/96)   (1/1/57 -12/31/96)
$ 3,464               $ 15,696             $ 35,224              $ 104,862






$1,000 invested in ICA followed by annual $500 investments (all investments made on
January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:


10 years               20 years               30 years               40 years
(1/1/87 - 12/31/96)    (1/1/77 - 12/31/96)    (1/1/67 - 12/31/96)    (1/1/57 - 12/31/96)
$ 12,518               $ 68,669               $ 202,951              $588,610






$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years                10 years                20 years                30 years
(1/1/92 - 12/31/96)     (1/1/87 - 12/31/96)     (1/1/77 - 12/31/96)     (1/1/67 - 12/31/96)
$ 14,931                $ 43,145                $ 243,989               $ 743,385





    SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

If you had invested                Periods              ... and taken all
$10,000 in ICA                    1/1-12/31             distributions in shares,
this many years ago...                                  your investment would
 Number                                                 have been worth this
 of Years                                               much at December 31, 1996
                                                         Value



1                                    1996               $  11,248

2                               1995 - 1996              14,692

3                               1994 - 1996              14,718

4                               1993 - 1996              16,428

5                               1992 - 1996              17,571

6                               1991 - 1996              22,233

7                               1990 - 1996              22,390

8                               1989 - 1996              28,973

9                               1988 - 1996              32,837

10                              1987 - 1996              34,635

11                              1986 - 1996              42,162

12                              1985 - 1996              56,229

13                              1984 - 1996              59,959

14                              1983 - 1996              72,079

15                              1982 - 1996              96,377

16                              1981 - 1996              97,242

17                              1980 - 1996              117,886

18                              1979 - 1996              140,542

19                              1978 - 1996              161,104

20                              1977 - 1996              156,967

21                              1976 - 1996              203,418

22                              1975 - 1996              275,611

23                              1974 - 1996              226,070

24                              1973 - 1996              188,079

25                              1972 - 1996              217,887

26                              1971 - 1996              255,017

27                              1970 - 1996              261,539

28                              1969 - 1996              233,672

29                              1968 - 1996              273,301

30                              1967 - 1996              352,256







   Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1996)

                 TOTAL VALUE ASSUMING                        CAPITAL VALUE ASSUMING
                  DIVIDENDS REINVESTED                               DIVIDENDS IN CASH

Year             Dividends          Value of             Dividends                  Value of
Ended            Reinvested         Investment           Taken in                   Investment
12/31            During Year        at Year-End          Cash                       at Year-End



1934             ---                $11,822              ---                        $11,822

1935             ---                21,643               ---                        21,643

1936             $398               31,560               $398                       31,042

1937             1,006              19,424               976                        18,339

1938             181                24,776               170                        23,174

1939             536                24,986               498                        22,860

1940             891                24,384               806                        21,460

1941             1,262              22,590               1,089                      18,816

1942             1,186              26,376               969                        20,893

1943             1,101              35,019               861                        26,861

1944             1,242              43,193               942                        32,130

1945             1,191              59,091               878                        42,948

1946             1,775              57,692               1,277                      40,686

1947             2,409              58,217               1,672                      39,332

1948             2,685              58,430               1,785                      37,714

1949             2,661              63,941               1,689                      39,436

1950             3,152              76,618               1,911                      45,185

1951             3,391              90,274               1,970                      51,159

1952             3,535              101,293              1,974                      55,305

1953             3,927              101,747              2,113                      53,362

1954             4,104              158,859              2,127                      80,780

1955             5,124              199,215              2,579                      98,530

1956             5,608              220,648              2,748                      106,303

1957             6,228              194,432              2,969                      90,911

1958             6,546              281,479              3,028                      128,040

1959             7,013              321,419              3,161                      142,882

1960             8,139              335,998              3,582                      145,597

1961             8,383              413,552              3,603                      175,370

1962             9,122              358,800              3,831                      148,178

1963             9,620              440,900              3,936                      177,833

1964             10,708             512,591              4,285                      202,346

1965             12,112              650,689             4,742                      251,553

1966             15,516             657,093              5,946                      248,034

1967             18,359             846,941              6,869                      312,473

1968             22,628             990,640              8,270                      356,572

1969             25,318             884,824              9,024                      309,611

1970             27,305             908,018              9,438                      307,421

1971             28,565             1,062,651            9,569                      349,727

1972             29,917             1,231,087            9,750                      394,701

1973             33,353             1,024,067            10,569                     317,911


                 Results of a $10,000 investment in ICA (cont.)

          TOTAL VALUE ASSUMING                           CAPITAL VALUE ASSUMING
           DIVIDENDS REINVESTED                                  DIVIDENDS IN CASH

Year      Dividends             Value of                Dividends            Value of
Ended     Reinvested            Investment              Taken in             Investment
12/31     During Year           at Year-End             Cash                 at Year-End



1974      52,187                840,310                 15,908               245,526

1975      49,800                1,137,660               14,318               317,655

1976      46,441                1,474,369               12,804               398,099

1977      49,838                1,436,402               13,279               374,307

1978      55,969                1,647,483               14,386               414,421

1979      69,960                1,963,310               17,347               475,669

1980       91,302               2,380,187               21,746               552,242

1981      115,901               2,401,091               26,420               530,864

1982      146,105               3,211,997               31,589               670,590

1983      147,156               3,859,712               30,264               774,518

1984      160,449               4,117,187               31,680               791,971

1985      174,890               5,491,890               33,152               1,017,904

1986      203,830               6,685,657               37,328               1,200,518

1987      267,489               7,049,178               47,452               1,220,928

1988      318,747               7,989,285                54,382              1,327,375

1989      370,835               10,338,589              60,741               1,652,751

1990      406,318               10,409,027              64,056               1,598,821

1991      320,422               13,171,892              48,721               1,969,876

1992      357,779               14,092,236              52,965               2,052,162

1993      374,395               15,729,365              54,005               2,234,153

1994      407,211               15,753,834              57,286               2,180,610

1995      450,124               20,578,696              61,704               2,779,658

1996      480,065               24,560,540/b/           64,313               3,247,852/c/




/a/ Results reflect payment of a sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.

   /b/ The total "cost" of this investment ($10,000 plus $5,443,410 in reinvested dividends) was $5,453,410. Total value includes reinvested dividends and capital gain distributions totaling $7,538,420 taken in shares in the years 1936-1996.

   /c/ Capital Value includes capital gain distributions taken in shares (total $1,362,646) but does not include the amount of dividends received in cash ($997,850).


                                   PART C
                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)  Included in Prospectus - Part A
      Financial Highlights
      Included in Statement of Additional Information - Part B
         ** TO BE PROVIDED BY AMENDMENT **
      As of December 31, 1996:
       Investment Portfolio
       Statement of Assets and Liabilities
       Statement of Operations
       Statement of Changes in Net Assets
       Notes to Financial Statements
       Per-Share Data and Ratios
       Report of Independent Accountants

 (b)  Exhibits:
 1. On file (see SEC files nos. 811-116 and 2-10811)
 2. On file (see SEC files nos. 811-116 and 2-10811)
 3. None.
 4. On file (see SEC files nos. 811-116 and 2-10811)
 5. On file (see SEC files nos. 811-116 and 2-10811)
 6. On file (see SEC files nos. 811-116 and 2-10811)
 7. None.
 8. On file (see SEC files nos. 811-116 and 2-10811)
 9. On file (see SEC files nos. 811-116 and 2-10811)
 10. Not applicable to this filing.
 11. Consent of Independent Accountants (to be provided by amendment)
 12. None.
 13. None.
 14. On file (see SEC files nos. 811-116 and 2-10811)
 15. On file (see SEC files nos. 811-116 and 2-10811)
 16. On file (see SEC files nos. 811-116 and 2-10811)
 17. EX-27 Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

     As of January 31, 1997

Title of Class              Number of Record-Holders
Common Stock                1,479,346
($1.00 par value)



ITEM 27. INDEMNIFICATION.

     Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

  Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

  Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

  Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

  The By-Laws of the Registrant state:

  37A. The corporation shall indemnify its directors and officers, and may indemnify its employees and agents to the full extent permitted by the law of the State of Delaware; provided, however, that the corporation shall not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct"). The corporation shall indemnify any of its directors or officers against any liability to the corporation or to its stockholders if:

 (1) a court or other body before whom a proceeding relating to liability was brought renders a final decision on the merits finding such director or officer not liable by reason of disabling conduct or

 (2) in the absence of such a decision either:

   (a) a majority of a quorum of directors, who are neither interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or

   (b) independent legal counsel in a written opinion makes a reasonable determination, based on a review of the facts, that such director or officers is not liable by reason of disabling conduct.

   The corporation may advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any such proceeding, provided that such director or officer undertakes to repay any advance unless a determination is made pursuant to the procedures set forth herein that such indemnification is proper. As a condition to such an advance
(i) the director or officer shall provide security for his undertaking; (ii) the corporation shall be insured against losses arising by reason of any lawful advance; or (iii) a majority of a quorum of the directors, who are neither 'Interested persons' of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

 (b)


                   (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



      David A. Abzug                Regional Vice President   None
      5657 Lemona Avenue
      Van Nuys, CA  91411



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Suite 227A
      Little Rock, AR  72207



      Robert B. Aprison             Vice President            None
      2983 Brynwood Drive
      Madison, WI  53711



%     Richard Armstrong             Assistant Vice President   None



*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Senior Vice President     None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Vice President            None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair               Senior Vice President     None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard             Regional Vice President   None
      6421 Aberdeen Road
      Mission Hills, KS  66208

      Ian B. Bodell                 Senior Vice President     None
      3100 West End Avenue
      Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President,    None



@     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President            None
      609 W. Littleton Blvd. - Suite 310
      Littleton, CO  8012o



      Christopher J. Cassin         Senior Vice President     None
      111 West Chicago Avenue
      Suite G3
      Hinsdale, IL  60521



      Denise M. Cassin              Regional Vice President   None
      1301 Stoney Creek Drive
      San Ramon, CA  94538



*     Larry P. Clemmensen           Director                  None



*     Kevin G. Clifford             Director, Senior Vice President   None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      4116 Woodbine Street
      Chevy Chase, MD  20815



*     Carl D. Cutting               Vice President            None



      Dan J. Delianedis             Regional Vice President   None
      8689 Braxton Drive
      Eden Prairie, MN  55347



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill               Senior Vice President     None
      505 East Main Street
      Jenks, OK  74037



      Kirk D. Dodge                 Vice President            None
           3034 Parkridge Drive
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



&     Lloyd G. Edwards              Vice President            None



*     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Regional Vice President   None
      15 Latisquana Road
      Southborough, MA  01772



*     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Senior Vice President     None
      Rt. 2, Box 3162
      Osage Beach, MO  65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017



      David E. Harper               Senior Vice President     None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Vice President            None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish               Regional Vice President   None
      1225 Vista Del Mar Drive
      Delray Beach, FL  33483



*     Robert L. Johansen            Vice President, Controller   None

      Michael J. Johnston           Chairman of the Board     None
      630 Fifth Avenue, 36th Floor
      New York, NY  10111



       V. John Kriss, Jr.           Senior Vice President     None
      P.O. Box 274
      Surfside, CA  90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      1940 Blake Street, Suite 303
          Denver, CO 80202



*     Lorin E. Liesy                Assistant Vice President   None



*     Susan G. Lindgren             Vice President - Institutional
                                   Investment Services Division   None



%     Stella Lopez                  Vice President            None



+     Robert W. Lovelace            Director                  None



      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Vice President            None
      5241 S. Race Street
      Littleton, CO  80121



*     John C. Massar                Director, Senior Vice President   None



*     E. Lee McClennahan            Senior Vice President     None



      Laurie B. McCurdy             Regional Vice President   None
      3500 West Camino de Urania
      Tucson, AZ  85741



%     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Vice President            None
      25701 S.E. 32nd Place
      Issaquah, WA  98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN  37027



      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN  55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL  60025



      Fredric Phillips              Vice President            None
      32 Ridge Avenue
      Newton Centre, MA  02161



#     Candance D. Pilgram           Assistant Vice President   None

      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA  98040



*     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC  28277





      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960



*     Julie D. Roth                 Vice President            None



*     James F. Rothenberg           Director                  None



      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX  78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA  30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      31465 St. Andrews
      Westlake, OH  44145



*     Daniel B. Seivert             Assistant Vice President   None



*     R. Michael Shanahan           Director                  Senior Vice President



      David W. Short                Director, Senior Vice President   None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division

      Rodney G. Smith               Vice President            None
      100 N. Central Expressway
      Suite 1214
      Richardson, TX  75080



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH  45230



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



      Thomas A. Stout               Regional Vice President   None
      12913 Kendale Lane
      Bowie, MD  20715



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR  97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA  91361



*     Drew Taylor                   Assistant Vice President   None



%     James P. Toomey               Assistant Vice President   None



&     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA  94941



*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL  34238



*     J. Kelly Webb                 Senior Vice President, Treasurer   None



      Gregory J. Weimer             Vice President            None
      125 Surrey Drive
      Canonsburg, PA  15317



#     Timothy W. Weiss              Director                  None



**    N. Dexter Williams            Vice President            None



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA  15367



#     Laura L. Wimberly             Assistant Vice President   None



*     Marshall D. Wingo             Director, Senior Vice President   None



*     Robert L. Winston             Director, Senior Vice President   None



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon               Regional Vice President   None
      209 Robinson Drive
      Tustin Ranch, CA  92782



_____________________

* Business Address, 333 South Hope Street, Los Angeles, CA  90071

** Business Address, One Market Plaza, Steuart Tower, Suite 1800, San Francisco, CA 94111

   + Business Address, 11100 Santa Monica Blvd., Los Angeles, CA  90025

# Business Address, 135 South State College Blvd., Brea, CA  92821

% Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

& Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN  46240

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the company and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

   (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.


                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 13th day of February, 1997.

        THE INVESTMENT COMPANY OF AMERICA
         By  /s/ JON B. LOVELACE, JR.
            (Jon B. Lovelace, Jr., Chairman of the Board)

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 13, 1997, by the following persons in the capacities indicated.


        SIGNATURE                        TITLE

(1)     Principal Executive Officer:

        /s/  WILLIAM C. NEWTON
        (William C. Newton)              President and Director

(2)     Principal Financial Officer and
        Principal Accounting Officer:


        /s/  STEVEN N. KEARSLEY
        (Steven N. Kearsley)             Treasurer

(3)     Directors:

        Charles H. Black*                Director
        Ann S. Bowers*                   Director
        Malcolm R. Currie*               Director
        Jon B. Lovelace, Jr.*            Chairman of the Board
        John G. McDonald*                Director
        Bailey Morris-Eck*               Director
        Richard G. Newman                Director
        William C. Newton*               President and Director
        James W. Ratzlaff*               Executive Vice President and Director
        Olin C. Robison*                 Director
        William J. Spencer               Director


 *By /s/  VINCENT P. CORTI
     (Vincent P. Corti, Attorney-in-Fact)